Mark Throdahl, CEO OrthoPediatrics Corp. Fred Hite, COO & CFO August 2020 Dave Bailey, President

Disclaimer Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others: the risks related to COVID-19, the impact such pandemic may have on the demand for our products, and our ability to respond to the related challenges; and the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10-K filed with the SEC on March 5, 2020, as updated and supplemented by our other SEC reports filed time to time. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non-GAAP Financial Measures This presentation includes the non-GAAP financial measure of Adjusted EBITDA, which differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other expense, depreciation and amortization, stock-based compensation expense, and acquisition related costs. Adjusted EBITDA is presented because the Company believes it is a useful indicator of its operating performance. Management uses the metric as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes this measure is useful to investors as supplemental information because it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry. The Company believes Adjusted EBITDA is useful to its management and investors as a measure of comparative operating performance from period to period. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using Adjusted EBITDA on a supplemental basis. The Company’s definition of this measure is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. 2

Highlights Large Market Proprietary Technology Scalable Business Diversified medical device company focused exclusively on pediatric orthopedics Protected market opportunity: $1.4 billion U.S., $3.2 billion globally (2019 estimates) High U.S. procedure concentration: <300 hospitals and ~1,400 surgeons Focused call point: pediatric orthopedic surgeons are generalists who use all OP products Sustainable competitive advantage: - Broadest pediatric-specific orthopedic product offering with 35 surgical systems - Strong relationships with pediatric orthopedic surgeons - Deep commitment to clinical education - Sales personnel are a consultative resource who attend surgery Consistent 20+% growth since inception - FY19 revenue of $72.6 million, up 26% Recent Orthex and ApiFix acquisitions give OP proprietary, leading-edge technology in both external fixation and non-fusion scoliosis markets and expand the Company’s total addressable market 3

COVID-19 Update

Environment and Company Response

- Working closely with surgeon base, partners, and key suppliers; continuing to build inventories of critical products
- Accelerated sales training on new products including Orthex and recently acquire Apifix with remote learning
- Company implemented safety measures across the organization, including working remote since mid-March
- Currently committed to no lay-offs or base reduction salary cuts to all direct employees and established a Distributor Relief Fund for U.S. sales agencies
- Utilizing DocMatter website to sponsor webinars around pediatric orthopedic care in midst of COVID-19 pandemic
- Product development has not been affected and proceeds at normal pace

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Impact on Financials

- 31% sales growth February 2020 YTD; March sales declined, which continued into April before turning around significantly in May and June, with the U.S. bouncing back quicker than international markets (12% U.S. decline versus a 67% international decline in 2Q 2020)
- Company withdrew its previously announced 2020 revenue growth and consignment set guidance of 22%-24% and $19-$21 million, respectively
- Deformity Correction and Scoliosis businesses significantly impacted with month-to-month improvement in 2Q 2020 driven by elective procedures
- Anticipate 3Q 2020 revenues to demonstrate the month-to-month recovery trend seen in 1H 2020

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OP Today

A Company Built on a CAUSE

Cause

Improving the lives of children with orthopedic conditions



Gideon with CMO Peter Armstrong, M.D., c. 1995.
Gideon's drawing of his girlfriend, 2016.

Company Snapshot

- Treated >178,000 patients since inception
- 35 surgical systems; ~7,500 SKUs; strong pipeline
- 4 additional systems from Vilex and ApiFix acquisitions
- 109 direct employees; 164 focused sales reps[1]
- Global sales organization focused on pediatric orthopedic surgeons in 44 countries[1]
- 82 issued patents; 74 pending patents[2]
- Chief Medical Officer is a fellow surgeon
- Average FDA approval time: < ½ industry average
- History of stable reimbursement

[1] As of June 30, 2020
[2] As of June 30, 2020 and does not include Vilex/Orthex patents/patent applications

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Our Key Idea Children Are Not Small Adults Superior Clinical Outcomes OP’s Market Impact Re-Purposed Adult Plate OP’s Solution Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re-purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty Screws Through Screws Parallel To Growth Plate Growth Plate 6

Large and Focused Market OP’S $3.2 Billion Current Addressable Global Market1 $1.4 Billion U.S. Addressable Market1 High Concentration of Pediatric Trauma & Deformity and Scoliosis Procedures 3,157 U.S. Sports Hospitals Medicine Smart $170M Implants $363M 38% Scoliosis Procedures $308M (%) 62% Trauma & Deformity 268 U.S. $586M Hospitals Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market 1 Management’s 2019 updates to IMS data from 2016 7

Product Line & Growth Diversification 2019 Revenue by Segment (% Total) $72.6 million sales in 2019, increasing 26% Scoliosis Well diversified product sales and sources of 30% growth Trauma & All major product families contributed to 2% Deformity revenue growth Sports 68% Medicine/ All products have comparable gross margins Other 2019 Revenue by Product Family 2019 Revenue by Geography 18% 27% 27% 82% 73% 73% Trauma & Deformity Scoliosis Sports Med/Other US OUS 8

A Proven Strategy Since 2011 Sales Focus on Teaching Deploy Expand Expand Clinical Institutions and Instrument Addressable Education High Volume Sets Procedures Programs Hospitals Goals Accelerate sales growth Develop and acquire novel technologies 9

New Systems & Product Launches (2017-2018)

Trauma & Deformity



Titanium PediPlates® System
(Expands physeal tethering offering)



Clavicle Plate System
(First pediatric specific system)



Wrist Fusion Plate System
(First pediatric specific system)



PediFlex Advanced



Pediatric Nailing Platform | FEMUR
(Expands into adolescent cases)

Scoliosis



FIREFLY® Pedicle Screw Navigation Guides
(Complementary to RESPONSE Spine System)



FireFly S2/Alar



RESPONSE 4.5/4.75/5.0mm System
(Maximizes intraoperative flexibility)

Sports Medicine



Medial Patella Femoral Ligament Reconstruction System
(Complementary to ACL Reconstruction System)

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New Systems & Upcoming Product Launches (2019-2020)

Trauma & Deformity

Acquired June'19



Orthex
(External fixation hardware / software)

Launched Sept'19



Next Generation Cannulated Screw Systems

Launched Nov'19



PediFoot
(First pediatric system)

Launched Dec'19



QuickPack™ Bone Void Filler

Launched Mar'20


Screw Placement

Large Fragment Cannulated Screw System

Launching 2020



Osteogenesis Imperfecta Nail System

Launching 2020



PediFoot Expansion

Scoliosis

Launched Feb'19; purchased patents June'20



BandLoc DUO System



Neuromuscular FDA approval Mar'20



RESPONSE™ Neuromuscular System

Acquired Apr'20; initial U.S. launch June'20



ApiFix MID-C System
(Non-fusion technology)

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Strong Pipeline Expanding Our Addressable Market CMF Clavicle Demonstrated ability to Proximal Rib expand portfolio to full Humerus Spine array of pediatric surgeries Elbow Growing Rods Hand & Wrist OP Today OP Tomorrow Now Under Development Pelvis Hip & Long Bone Knee (Sports Medicine) Foot & Ankle 12

Leading Edge Systems in Development Smart Implants Early Onset Scoliosis Proof of concept established in 2018 with Emerging surgical trends not being pursued by substantial development in 2019 major spine companies Intervention in patients as young as 10 2 embodiments: (1) scoliosis (2) intramedullary nailing Reversible, non-fusion procedures Developing IP portfolio OP will offer significant improvements to Working with panel of leading surgeons current technology 13

Global Sales Coverage United States International 76% of 2019 24% of 2019 Revenue Revenue 38 Sales Agencies, 8 Sales Agencies most of which are + 39 Stocking exclusive* Distributors* Direct in UK, IRE, AUS, NZ, CAN, BE, NL, IT * Data as of June 2020 Currently selling to major children’s hospitals in the U.S. and 43 additional countries Converting to agency model in select markets has significantly increased volumes, ASPs, and gross margin Replicate success of sales agency model in UK, IRE, AUS, NZ, CAN, BE, NL, and IT 14

Vilex Acquisition Transaction Details Acquisition: In June 2019 OP purchased Vilex1 and its Orthex Hexapod2 system with proprietary point-and-click planning software, for $60 million ($50 million cash + $10 million shares) Divestiture: In December 2019 OP sold the adult assets and Orthex license for non-pediatrics market to Squadron Capital for $25 million cash. Net: Orthex Hexapod investment of $35 million Benefits Expands OP’s Trauma & Deformity business into new segment valued at $200 million globally Expands Trauma & Deformity’s breadth from 60% to 80% of addressable market Increases surgeon reach to limb reconstruction specialists who treat pediatric patients beyond children’s hospitals, generating pull-through of other products Divestiture allows OP to remain committed solely to pediatrics with cross license rights 1 Vilex generated $6.7 million of revenue in 2018 (most of which was adult) 2 Hexapod had 50% annual revenue growth since FDA clearance in mid-2016; generated $5.1 million of revenue in 2018 15

Orthex Advantages Disruptive Technology Construct allows 90° angulation Unique calibrated structs and HA-coated pins Patented point and click software Significantly simplifies surgery planning and subsequent alignments Dror Paley, MD – Pediatric orthopedic KOL Introduced Ilizarov method in U.S. Defend competitive position and risk Defend other potential acquirers from entering the pediatric space 16

ApiFix Acquisition

Transaction Details

- Acquisition: In April 2020, OP purchased ApiFix[1] and its MID-C minimally invasive deformity correction system, for 934,768 shares of common stock and $2 million in cash paid at closing, plus milestone payments and an earnout over a period of four years

Benefits

- Expands OP's Scoliosis business into non-fusion market, the holy grail of pediatric scoliosis surgery
- One of only two non-fusion technologies approved by the U.S. FDA and granted pediatric HDE
- Least invasive, removable system that acts as an internal brace with motion-preserving capabilities to avoids permanently limiting range of motion
- Measurable reductions in surgery time, blood loss, hospitalization, recovery time, and complication rates
- Extremely high sales/dollar of set inventory
- Strong IP protection: 46 granted patents and 26 patent applications[2]


ApiFix
Procedure


Spinal
Fusion

[1] ApiFix generated $0.5 million of revenue in 2019
[2] As of June 30, 2020

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A Novel Surgical Option ApiFix is a Viable Alternative to Failed Bracing and Spinal Fusion for the Treatment of Progressive Scoliosis Exercise Brace ApiFix System Fusion Surgery Curves < 25º Curves 25º- 40º Curves 35º - 60º Curves > 50º 18

MID-C System Advantages Minimally Invasive Deformity Correction (MID-C) System for Scoliosis • Viable alternative to failed bracing and spinal fusion with motion-preserving technique - Self-adjusting rod and novel polyaxial joints • Least invasive surgical solution - Placed posteriorly and unilaterally on the concave aspect of the curvature - No thoracic surgeon; no need to collapse the lung • Removable (burns no bridges) • Surgery time 1-2 hours; Incision size 10-15cm; Blood loss 50cc • Post-surgery hospital stays of 1-2 days - Patient recovery measured in days, not months • Low complication and revision rates • FDA and CE Mark approved procedure backed by clinical data on 370+ patients and long-term (8 year) data 19

Competitive Landscape New Competitors Would Face Formidable Obstacles Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture “The ship has sailed.” 20

What Does Category Leadership Mean? Surgeon relationships and Broadest, most innovative clinical education product offering Relationships with surgeons who use 13 years’ clinical understanding entire portfolio New product pipeline Major provider of clinical education Pediatric Market Gateway for Leading supporter of surgical societies distributed products and joint Custom instruments product developments Robust organic growth Attractive growth and opportunities margin profile $3.2 billion addressable global market Consistent growth since inception Limited focused competition 75% gross margin in FY 2019 Focused, experienced distribution History of efficient capital Instrument set placements drive growth utilization 21

Financial Review

Consistent 20+% Revenue Growth Since Inception $95 $90 $85 $80 $75 $72.6 $70 $65 $17.5 $60 $57.6 $55 $50 $45.6 $14.1 $45 $40 $37.3 $10.7 $35 $31.0 $8.5 Revenue ($ in Millions) ($ Revenue $30 $23.7 $6.1 $55.1 $25 $19.6 $20 $16.1 $5.3 $43.5 $3.9 $34.9 $15 $2.8 $28.8 $10.2 $24.9 $10 $7.1 $18.4 $3.0 $0.9 $13.3 $15.8 $5 $0.6 $0.4 $9.3 $0 $6.7 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 U.S. International 23

Category Revenue Summary $80 $0.8 $1.7 $70 $1.0 $60 $1.2 $21.5 $10.1 $7.5 $50 $1.2 $16.7 $1.1 $40 $11.6 $1.1 $30 $9.4 $0.8 $7.4 $49.4 $21.9 $21.4 Revenue Millions) in ($ Revenue $20 $3.6 $39.7 $32.8 $26.8 $10 $19.3 $22.5 $0 2014 2015 2016 2017 2018 2019 6M 2019 6M 2020 Trauma & Deformity Scoliosis Sports Medicine/Other 24

Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 35% 29% 30% 27% 27% 26% 26% 27% 26% 26% 26% 25% 25% 25% 25% 22% 21% 21% 20% 20% 15% 10% Revenue as % of Total Year as% of Revenue Total 5% 0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 25

Income Statement Summary ($ in Millions) FY 2016 FY 2017 FY 2018 FY 2019 6M 2019 6M 2020 Revenue $37.3 $45.6 $57.6 $72.6 $32.9 $29.9 Growth % 20% 22% 26% 26% 21% (9%) Gross Profit $26.4 $34.5 $42.7 $54.6 $24.3 $22.3 Margin % 71% 76% 74% 75% 74% 74% Operating Expenses $32.5 $40.9 $52.2 $63.7 $28.8 $33.8 Operating Loss ($6.1) ($6.5) ($9.6) ($9.1) ($4.5) ($11.5) Net Loss ($6.6) ($8.9) ($12.0) ($13.7) ($5.6) ($14.4) Net Loss per Share1 ($7.14) ($5.86) ($0.96) ($0.94) ($0.39) ($0.85) 1 Net loss per share attributable to common stockholders – basic and diluted 26

Adjusted EBITDA Reconciliation ($ in Millions) Six Months Ended June 30, 2019 2020 Net loss ($5.5) ($14.4) Interest expense, net 0.9 1.8 Other expense 0.0 0.2 Depreciation and amortization 1.9 3.3 Stock-based compensation 1.2 3.5 Fair value adjustment of contingent consideration - 0.9 Acquisition related costs 0.6 0.3 Adjusted EBITDA ($0.8) ($4.4) 27

Balance Sheet ($ in Millions) As of June 30, 2020 Assets Liabilities Cash & Restricted Cash $114.4 Accounts payable $6.0 Accounts receivable 14.9 Debt 21.1 Inventory (net) 48.9 Accrued expenses 4.5 Other current assets 2.2 All other liabilities 54.4 PP&E (net) 24.1 Paid-in capital 385.5 Intangibles 124.0 Accumulated deficit (net) (143.1) Total Assets $328.5 Total Liabilities / Equity $328.5 28

Summary Surgeon relationships and Broadest, most innovative clinical education product offering Robust organic growth Attractive growth and opportunities margin profile 29